SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 1, 1997
                Date of Report (Date of earliest event reported)


                       Hungarian Telephone and Cable Corp.
               (Exact name of Registrant as Specified in Charter)

         Delaware                   1-11484                   13-3652685
(State or Other Jurisdiction     (Commission                 (IRS Employer
      of Incorporation)          File Number)              Identification No.)

             100 First Stamford Place, Suite 204, Stamford, CT 06902 (Address of principal executive offices including zip code)

                               (203) 348-9069
              (Registrant's telephone number, including area code)

                                 Not applicable
             (Former name or address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

         As announced on July 8, 1997 (see Exhibit 99.7 attached hereto) Hungarian Telephone and Cable Corp., a Delaware corporation (AMEX: HTC - the "Registrant"), completed its purchase from Tele Danmark A/S ("Seller") of 20.0% of the outstanding capital stock of each of Kelet-Nograd Com Rt. ("KNC") and Raba Com Rt. ("Raba-Com") (collectively, the "Equity Interests"), pursuant to a stock purchase agreement dated as of July 1, 1997 (the "Acquisition Agreement"). In consideration for the acquisition of the Equity Interests, the Registrant has issued 420,908 shares of its common stock to Seller.

         KNC and Raba-Com are both Hungarian subsidiaries of the Registrant. As a result of the purchase of the Equity Interests, the Registrant now owns 90% of the outstanding capital stock of KNC and 86% of the outstanding capital stock of Raba-Com.

         The Acquisition Agreement provides for, among other things, (x) the Registrant to nominate a representative of Seller for election to the Registrant's, KNC's and Raba-Com's Board of Directors as long as Seller and its affiliates own at least 300,000 shares of the Registrant's outstanding common stock, (y) certain pre-emptive rights of Seller, upon issuance by the Registrant of shares of its common stock, to maintain its then current percentage ownership in the Registrant's outstanding common stock as long as Seller continues to own at least 300,000 shares of the Registrant's outstanding common stock, and (z) the obligation of the Registrant to purchase, and the obligation of the Seller to sell, the shares of capital stock of KNC and Raba-Com currently held by the Danish Investment Fund for Central and Eastern Europe if Seller acquires such shares within the next twelve (12) months, on financial terms similar to the Acquisition Agreement.

         The summary information regarding the transactions and the Acquisition Agreement discussed above is qualified in its entirety by reference to the Acquisition Agreement, which is attached hereto as Exhibit 10.96 and incorporated by reference into this response to Item 5.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a), (b) - Not applicable.

         (c)  Exhibits.

                    10.96 Stock Purchase Agreement, dated as of the 1st day of July, 1997, between the Registrant and Tele Danmark A/S.

                    99.7 Press Release Issued by the Registrant on July 8, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HUNGARIAN TELEPHONE AND
                                       CABLE CORP.
                                      100 First Stamford Place, Suite 204
                                      Stamford, CT  06902
                                      (Registrant)


                                      By:  /s/James G. Morrison
                                           James G. Morrison
                                           President and Chief
                                            Executive Officer
Dated:       July 9, 1997
             Stamford, CT

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                               INDEX TO EXHIBITS

Exhibit No.     Description
--------------------------------------------------------------------------------

10.96 Stock Purchase Agreement, dated as of the 1st day of July, 1997, between the Registrant and Tele Danmark A/S.

99.7            Press Release issued by the Registrant on July 8, 1997.